UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2003

ATRIX LABORATORIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-18231	84-1043826

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

2579 Midpoint Drive, Fort Collins, Colorado	80525

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (970) 482-5868

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

     The following information is furnished pursuant to Item 12. “Results of Operations and Financial Condition” and is furnished under Item 9. “Regulation FD Disclosure” in accordance with SEC Release No. 33-8216.

     On April 25, 2003, Atrix Laboratories, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATRIX LABORATORIES, INC.

By:	/s/ Brian G. Richmond Brian G. Richmond Chief Financial Officer, Secretary and Treasurer

Date: April 25, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 25, 2003